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On May 12, 2016, Tribune Publishing Company made available an Investor Presentation, a copy of which is attached hereto.

May 12, 2016

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks and uncertainties, including, without limitation, statements regarding the unsolicited proposal by Gannett Co., Inc. (“Gannett”) to acquire Tribune Publishing, Tribune Publishing’s prospects as a standalone business and ability to create shareholder value, and expectations regarding its strategic transformation plan and 2016 guidance. Statements containing words such as “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “will,” “projections,” “continue,” “business outlook,” “estimate,” “outlook,” or similar expressions constitute forward-looking statements. Differences in Tribune Publishing’s actual results from those described in these forward-looking statements may result from actions taken by Tribune Publishing as well as from risks and uncertainties beyond Tribune Publishing’s control. These risks and uncertainties include future actions that may be taken by Gannett in furtherance of its unsolicited proposal; competition and other economic conditions including fragmentation of the media landscape and competition from other media alternatives; changes in advertising demand, circulation levels and audience shares; Tribune Publishing’s ability to develop and grow its online businesses; Tribune Publishing’s reliance on revenue from printing and distributing third-party publications; macroeconomic trends and conditions; Tribune Publishing’s ability to adapt to technological changes; Tribune Publishing’s ability to realize benefits or synergies from acquisitions or divestitures or to operate its businesses effectively following acquisitions or divestitures; Tribune Publishing’s success in implementing expense mitigation efforts; Tribune Publishing’s ability to attract and retain employees; changes in newsprint prices; Tribune Publishing’s reliance on third-party vendors for various services; adverse results from litigation, governmental investigations or tax-related proceedings or audits; Tribune Publishing’s ability to satisfy pension and other postretirement employee benefit obligations; changes in accounting standards; the effect of labor strikes, lockouts and labor negotiations; regulatory and judicial rulings; Tribune Publishing’s indebtedness and ability to comply with debt covenants applicable to its debt facilities; Tribune Publishing’s ability to satisfy future capital and liquidity requirements; Tribune Publishing’s ability to access the credit and capital markets at the times and in the amounts needed and on acceptable terms; and other events beyond Tribune Publishing’s control that may result in unexpected adverse operating results. Tribune Publishing’s actual results could also be impacted by the other risks detailed from time to time in its publicly filed documents, including in Item 1A (Risk Factors) of its most recent Annual Report on Form 10-K, in its Quarterly Report on Form 10-Q and in other reports filed with the Securities and Exchange Commission. Tribune Publishing undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

COMPANY SNAPSHOT Spun-off from Tribune Media on 04-Aug-2014, Tribune Publishing is a multiplatform media and marketing solutions company that delivers innovative experiences for audiences and advertisers The Company’s diverse portfolio of iconic news and information brands includes award-winning daily and weekly titles, substantial digital properties and key verticals in major markets across the U.S. Reorganized into three distinct business units to give focus and clarity to the future direction of the business Source: Tribune filings, Tribune management projections 1 Here and throughout, "AI" stands for artificial intelligence. THREE Distinct BUSINESS UNITS 2016E 2016E 2016E % of Total Revenue: 70% % of Total Revenue: 25% % of Total Revenue: 5% LEGACY PRINT BUSINESSES IN TRIBUNE SEGMENT LA TIMES OFFERS UNIQUE UPSIDE GIVEN ITS ICONIC BRAND AND 36 MILLION+ UNIQUE MONTHLY VISITORS (INCLUDES LA TIMES LEGACY PRINT BUSINESS) TRONC INCLUDES EXISTING CONTENT MONETIZATION CHANNELS, AUGMENTED WITH IMPROVED TECHNOLOGY (INCLUDING AI1)

COMPANY SNAPSHOT (cont’d) Source: Tribune filings, Tribune management projections Note: $ in millions, except per share. 2016E figures reflect the midpoint of Tribune management guidance. 1Net debt includes pension/OPEB benefits payable and investments. New, tech-savvy management team focused on improving profitability Cost improvements already underway are expected to more than offset revenue pressure in the traditional publishing business SELECTED Financials REVENUE ADJ. EBITDA 12.1% 9.4% 10.5% % Margin Capitalization AND VALUATION $207 $157 $169 2014A 2015A 2016E $1,708 $1,673 $1,613 2014A 2015A 2016E Share Price (29-Apr-2016) $11.33 FDSO (in millions) 32.6 Market Capitalization $370 Plus: Net Debt 1 393 Enterprise Value $762 Implied Multiples 2016E EV / EBITDA 4.5x Credit Metrics Total Debt / EBITDA 2.4x Net Debt / EBITDA 1.7x

THE FUTURE OF TRIBUNE PUBLISHING Tribune Publishing is an Iconic Media Company Iconic brands with mass appeal – Los Angeles Times and the Chicago Tribune Approximately 60 million unique monthly online visitors An unparalleled content creation machine However Tribune Publishing has been an underappreciated and undervalued stock because of legacy overhang, hedge fund migration, loss of dividend and lack of a strategic vision Early Stages of a Strategic Transformation Three distinct operating and reporting units increase investor transparency and drive corporate focus Legacy businesses focused on cost and operational improvements International growth with licensing initiatives for the LA Times Monetization of digital users and content library – targeting ~50% of EBITDA by 2020 Leadership is Uniquely Qualified to Deliver Shareholder Value Chairman Michael Ferro and CEO Justin Dearborn bring the media, technology and turnaround expertise necessary to succeed Ferro and Dearborn's prior venture (Merge Healthcare) generated total shareholder return of 950% over their 7 year tenure Six independent directors (four new and two existing) support management’s plan to deliver value to all shareholders Gannett’s Offer Undervalues Tribune Publishing The timing of Gannett’s approach and its aggressive tactics are highly opportunistic and are an attempt to snatch Tribune Publishing from its shareholders at a discount to intrinsic value Tribune Publishing is always open to evaluating any proposal that it believes is in the best interests of shareholders; however, Gannett’s opportunistic offer understates Tribune Publishing’s true value

AGENDA Corporate Strategy & Investment Highlights Relevant Timeline & Key Facts Gannett’s Opportunistic Raid Tribune Publishing's Highly Qualified Board 1 2 3 4

Corporate Strategy & Investment Highlights 1

TRIBUNE HIGHLIGHTS Iconic publishing brands and unique digital assets Vast library of premium content with global appeal Reach covering approximately 60 million monthly unique visitors Management team with technology, content monetization and turnaround expertise Potential to dramatically increase content monetization and drive commerce through innovative, AI-based technologies Positive early momentum on accelerating digital transition – substantial room for growth Strong balance sheet position with flexibility to pursue strategic initiatives Tribune is revitalizing the organization and forming three distiNct business units Traditional Media Business | The LA Times | Tribune Online Commerce (tronc)

REORGANIZED FOR THE FUTURE TRADITIONAL MEDIA BUSINESS LA TIMES TRONC 96% Non-Digital 4% Digital 93% Non-Digital 7% Digital 100% Digital THREE DISTINCT REPORTING UNITS % of Customer Base

TRIBUNE PUBLISHING OPERATIONAL EFFIECINCY – INVEST IN SINGLE CRM, CMS & DIGITAL PLATFORM SUBSCRIBERS UNIQUE VISITORS 58K 1,650K Digital Print 38MM Source: comScore as of March 2016

LA TIMES: GLOBAL INITIATIVE INVEST IN INTERNATIONAL BUREAUS – EXTEND THE FRANCHISE SUBSCRIBERS UNIQUE VISITORS 41K 640K Digital Print 36MM Source: comScore as of March 2016

TRIBUNE ONLINE COMMERCE CONTENT REVENUE $60BN MARKET AI CONTENT MONETIZATION ENGINE INVEST IN AI, WIDGETS, CONTENT SYNDICATION, NATIVE ADVERTISING

THE NEW TRIBUNE LANDSCAPE INTERNET SOCIAL MEDIA BUSINESS UNIT DIGITAL MEDIA & AD TECH

DIGITAL REVENUE OPPORTUNITY REVENUE PER USER PER YEAR 2016E REVENUE PER USER PER YEAR 2020E $50 $21 $3 $1 $84 $30 $4 $2 Source: Tribune management and publicly available information Note: Reflects illustrative opportunity – the realized opportunity could be higher or lower.

THE TRIBUNE INVESTMENT THESIS 35% – 40% Tronc 20% – 25% Traditional Media 2020E EBITDA 35% – 40% LA Times BUSINESS TRAJECTORY BUSINESS TRAJECTORY BUSINESS TRAJECTORY $1.6BN – $1.625BN 2016E Revenue $166MM – $172MM 2016E Adjusted EBITDA

Relevant Timeline & Key Facts 2

TIMELINE OF KEY EVENTS Tribune Publishing Stock Price Performance Source: Tribune filings, Datastream and Capital IQ as of 08-May-2016 Closing Price Date Closing Price Company Event 1 04-Aug-2014 $22.12 Tribune Media completes spin-off of Tribune Publishing 2 07-May-2015 $19.69 Acquisition of San Diego Union-Tribune for $85MM announced; 1-day stock price reaction: +8.7% 3 27-Nov-2015 $9.29 Rupert Murdoch tweets, “strong word” that Tribune Publishing to be bought by “a big Wall St firm,” later rumored to be Apollo 4 04-Feb-2016 $7.98 Announcement of Merrick Media $44MM investment; Michael Ferro named Non-Executive Chairman; quarterly cash dividend suspended 5 23-Feb-2016 $7.21 Justin Dearborn appointed CEO 6 02-Mar-2016 $9.19 Q4 and FY15 results reported;1-day reaction: +8.1% 7 14-Mar-2016 $8.80 Filing of 10-K delayed due to disclosed assessment of effectiveness of the Company’s internal control over financial reporting; 1-day reaction: (8.6%) 8 18-Mar-2016 $8.03 U.S. District Court issues order precluding Tribune Publishing from acquiring the assets of Freedom Communications, including the Orange County Register; 1-day reaction: (3.1%) 9 28-Mar-2016 $8.02 Plans announced to replace CFO and accounting firm after disclosure of material weakness in internal control over financial reporting 10 12-Apr-2016 $7.43 Gannett submits proposal to acquire all outstanding shares of Tribune Publishing common stock for $12.25 per share in cash 11 25-Apr-2016 $11.50 Gannett makes public its initial proposal at $12.25 per share in cash $0 $5 $10 $15 $20 $25 $30 Aug-2014 Nov-2014 Mar-2015 Jun-2015 Oct-2015 Jan-2016 May-2016 Tribune Publishing $ 11.50 1 4 5 9 10 2 3 6 7 8 11

RESPONSE TO GANNETT PROPOSAL TIMELINE 12-Apr-2016: Gannett Sends $12.25 Unsolicited Proposal 08-Apr-2016: Gannett Closes Milwaukee Journal Sentinel Acquisition 18-Apr-2016: Gannett Demands Response by April 22nd 21-Apr-2016: Tribune Formally Engages Financial and Legal Advisors 23/24-Apr-2016: CEO to CEO Dialogue Gannett Demands Substantive Board Response within 90 Minutes Proposed a Timeline for Response, Withdrew Offer Immediately 25-Apr-2016: Gannett Goes Public with Initial Proposal and Tribune Confirms Receipt of Proposal 04-May-2016: Tribune’s Board Unanimously Rejects Gannett’s Unsolicited Proposal Tribune made every effort to respond to Gannett in good faith and on a reasonable timetable Gannett continues to behave in an unreasonable manner Tribune’s Board and management team remain committed to generating value for shareholders TAKEAWAYS T+0 T+9 T+13 T+22 09-May-2016: Adoption of Shareholder Rights Plan T+27

TIMELINE COMPARISON Gannett / Journal Media Group (“JMG”) 12-Apr-2016: Tribune Receives Gannett’s Unsolicited $12.25 Proposal 02-Jul-2015: JMG Receives Gannett’s Unsolicited $11.00 Proposal 04-May-2016: Tribune’s Board Reviews Management’s Strategic Plan Tribune’s Board Unanimously Rejects Gannett’s Unsolicited Proposal 10/11-Aug-2015: JMG’s Board Reviews Management's Strategic Plan Gannett / Tribune Publishing T+0 T+22 T+41 21-Apr-2016: Tribune Engages Financial and Legal Advisors 13-Jul-2015: JMG Engages Methuselah as Financial Advisor 25-Apr-2016: Gannett Goes Public With Initial Proposal and Tribune Confirms Receipt of Proposal (Gannett is Advised by Methuselah) GANNETT ACCELERATED THE CLOCK WITH TRIBUNE (VERSUS ITS JOURNAL MEDIA TIMELINE IN 2015) Source: Public filings

5,220,000 shares of common stock were issued to Merrick Media on 03-Feb-2016 Purchase price of $8.50 per share (16% of outstanding shares; $44.4MM total investment) Merrick shares subject to three-year lock-up until 03-Feb-2019 Michael Ferro appointed as Non-Executive Chairman RATIONALE OF MERRICK INVESTMENT & KEY TERMS PROCESS RATIONALE Growth capital and leadership to transform Tribune Publishing, for the benefit of all shareholders Capital to invest in high-value digital initiatives and pursue various growth alternatives Forward-thinking leadership with deep media, technology and turnaround experience Merge Healthcare: invested at $10MM enterprise value and sold at $1.1BN Pre-existing Tribune shareholders continue to own 84% of the upside (i.e., this was an investment, not a sale of the Company for cash) Following the spin-off, Tribune Publishing had become capital constrained and had limited financing options Tribune Publishing’s ability to attract and retain long-term institutional investors was challenged Board evaluated alternatives with the help of a top financial advisor including bank financing, and public / private equity and equity-linked markets Contemplated a PIPE investment from Merrick Media and another investor The Merrick PIPE transaction was attractive to the Board vs. other alternative forms of capital 10 of 19 trading days between the January 7th dividend and the announcement of the investment saw Tribune’s stock close below $8.50 per share KEY TERMS Source: Tribune filings, Bloomberg

CASE STUDY: MERGE HEALTHCARE Source: Company filings, Datastream and Capital IQ as of 08-May-2016 Note: Market cap taken as of the last day of each respective year, and as of 13-Oct-2015 for 2015. 1 2008 Revenue represents Q1 2008 LTM and market cap as of 04-Jun-2008. Market cap assumes share count pro forma for Merrick’s investment. 20081 2015 Revenue $57 $260 Market Cap 14 729 Stock Price Performance Total Shareholder Return Since Merrick Investment 04-Jun-2008 Merrick invests and Michael Ferro becomes Chairman 06-Aug-2015 Sale to IBM announced for $7.13 / share; Michael Ferro beneficially owned 27% of common stock outstanding as of transaction close 0% 200% 400% 600% 800% 1000% 1200% 2008 2009 2010 2011 2012 2013 2014 2015 Indexed TSR TSR 950%

Gannett’s Opportunistic Raid 3

BASIS FOR REJECTION OF GANNETT’S PROPOSAL The Tribune Publishing Board is open to any credible proposal that it believes to be in the best interests of the Company and its shareholders After thorough consideration, Tribune’s Board unanimously concluded that the $12.25 per share price offered by Gannett undervalues Tribune Publishing and does not constitute a basis for engagement Specifically, the $12.25 price Implied a 4.6x 2016E EBITDA multiple (not the 5.6x claimed by Gannett), both of which are well below comparable print media trading multiples of 6.4x (which do not include any takeover premium) Used a 2016E EBTIDA of $146MM vs. management’s $166MM – $172MM which (at the midpoint) represents a discount of $23MM of EBITDA (or approximately $4.00 per share)1 Used a Q4 2015 balance sheet instead of a Q1 2016 balance sheet, which overstates net debt The Board is confident in management’s ability to execute its standalone plan and generate shareholder value in excess of Gannett’s opportunistic proposal 1 Assumes 5.6x EBITDA multiple based on Gannett offer letter and 32.6MM shares outstanding.

GANNETT’S PROPOSAL IN CONTEXT GANNET’S OFFER OF $12.25 PER SHARE UNDERVALUES TRIBUNE PUBLISHING GANNETT PROPOSAL MULTIPLES TRADING MULTIPLES ACQUISITION MULTIPLES Source: Public filings, Wall Street research based on latest publicly available financial statements, market data as of 29-Apr-2016 Note: Print media companies include Gannett, Lee, McClatchy, New Media Investment Group, News Corp, New York Times and Time Inc. The multiple implied by Gannett’s proposal was calculated based on Tribune’s 27-Dec-2015 balance sheet pro forma for its private placement or the 27-Mar-2016 balance sheet. Tribune’s pension and postretirement benefits payable and debt balances come from the respective balance sheets. Tribune’s 2016E EBITDA is the midpoint of Tribune management’s guidance for 2016E Adjusted EBITDA of $166MM – $172MM. The equity values are based on a Tribune share count of 32.64MM shares (including shares outstanding and RSU’s). Proposal’s 2016E EBITDA multiple is 4.6x, not the 5.6x claimed by Gannett Proposal reflects a discount multiple to public print media companies (which exclude any takeover premium) Other marquee newspaper titles have sold for significantly higher multiples

GANNETT’S PROPOSAL IN CONTEXT(cont’d) Based on the midpoint of management guidance for 2016E EBITDA ($169mm) and Tribune’s 27-Mar-2016 balance sheet, a 1.0x change in EBITDA multiple is equal to $5.18 per share Source: Tribune filings Note: Dollar values in millions, except per share values. The multiple implied by Gannett’s proposal was calculated based on Tribune’s 27-Dec-2015 balance sheet pro forma for its private placement or the 27-Mar-2016 balance sheet. Tribune’s pension and postretirement benefits payable and debt balances come from the respective balance sheets. Tribune’s 2016E EBITDA is the midpoint of Tribune management’s guidance for 2016E Adjusted EBITDA of $166MM – $172MM. The equity values are based on a Tribune share count of 32.64MM shares (including shares outstanding and RSU’s). Gannett Proposal with Gannett Proposal with Gannett Proposal with Balance Sheet as of Balance Sheet as of Balance Sheet as of 3/27/16 (Street 2016E 3/27/16 (Management Parameter 12/27/15 EBITDA) Target 2016E EBITDA) Gannett bid price per share $12.25 $12.25 $12.25 Equity value $400 $400 $400 Long-term debt 390 385 385 Pension and postretirement benefits payable 109 102 102 Cash (83) (96) (96) Investments – (2) (2) Restricted cash – (17) (17) Enterprise value $815 $772 $772 2016E EBITDA $146 $146 $169 EV / 2016E EBITDA 5.6x 5.3x 4.6x

2016E EBITDA Management 2016E Adjusted EBITDA guidance of $166MM – $172MM consistent with LTM EBITDA 2016E revenue declines driven by secular print pressure, offset by cost reductions Significant standalone margin opportunity given the gap to the comparables BRIDGE TO 2016E GUIDANCE Source: Tribune filings, Tribune management projections, public filings Note: $ in millions. Adjusted EBITDA MARGIN GAP TO COMPARABLES Metric 2015A 1Q ’15 1Q ’16 LTM 2016E Guidance Revenue $1,673 $398 $398 $1,673 $1,613 Adjusted EBITDA 157 22 34 169 169 Adjusted EBITDA Margin 9.4% 5.5% 8.5% 10.1% 10.5% Comparables 2015A Adjusted EBITDA Margin Gannett 13.6% Lee Enterprises 25.2% McClatchy 16.9% New Media 13.3% News Corp 10.1% The New York Times 19.0% Tribune 9.4%

TRADITIONAL PRINT MEDIA TRADING MULTIPLES Gannett claims in its May 6th filing that “the public Company analysis as portrayed by Tribune is misleading as it includes inappropriate non-peer companies which distort the multiple” Gannett’s advisor, Methuselah, provided Journal Media Group (“JMG”) with a fairness opinion on its sale to Gannett (which closed in 2016), and the analysis to support that opinion was part of JMG’s public proxy materials (the “JMG Fairness Opinion”) Gannett’s own advisor used peer multiples in the JMG Fairness Opinion which imply a median 6.4x EBITDA multiple for the sector Mgmt. USED IN JMG FAIRNESS OPINION, BUT NOT CONSIDERED BY TRIBUNE PUBLISHINGF USED IN JMG FAIRNESS OPINION AND CONSIDERED BY TRIBUNE PUBLISHING CONSIDERED BY TRIBUNE PUBLISHING, BUT NOT USED IN JMG FAIRNESS OPINION Source: Public filings, market data as of 29-Apr-2016 Note: Multiples reflect EV / 2016E EBITDA. Excluded due to lack of Wall Street research estimates (trading at 6.7x LTM EBITDA) Included due to strength of brands and scale of key markets 4.6x Multiple of Adjusted EBITDA at $12.25 6.4x Median of Public Comparables Per Tribune 8.4x 6.4x 6.0x 5.1x 8.6x 7.0x 4.3x NA

OTHER PRECEDENT TRANSACTIONS NOT INCLUDED Gannett claimed in its May 6th filing that “Tribune has ignored more than 20 U.S. daily newspaper transactions from the past 24 months that are more appropriate benchmarks” None of the transactions involved newspapers which match the scale, major market exposure and brand recognition of the Chicago Tribune or LA Times Source: Public filings, Wall Street research and news sources 1Sold in bankruptcy; liquidity issues. 2Court sanctioned auction process wherein co-owners bought the other owners out. 3Includes LA Times, Chicago Tribune, San Diego Union-Tribune, Sun Sentinel, Orlando Sentinel, The Sun, Capital Gazette, Carroll County Times, Hartford Courant, Daily Press and The Morning Call. OTHER PRECEDENT TRANSACTIONS SINCE THE BEGINNING OF 2014 1 2 Top 10 DMA Precedent Transactions Non-Top 10 DMA Precedent Transactions 3 EV/EBITDA Multiple 8.4x Negative EBITDA Date Announced Acquiror Target Leading Publication(s) DMA DMA Rank Daily Circulation Apr-16 Digital First Freedom Communications (Orange County Register) Los Angeles, CA 2 356,165 Dec-15 Berkshire Hathaway Free Lance-Star Publishing Washington DC, Richmond-Petersburg, VA 7, 56 31,700 Aug-14 Metro US Philadelphia City Paper Philadelphia, PA 4 <10,000 Jun-14 Les and Jennifer Goodstein Community Newspaper Group New York, NY 1 33,571 May-14 Halifax Media Group Worcester Telegram & Gazette Boston, MA 8 75,358 May-14 H.F. Lenfest / Lewis Katz The Philadelphia Inquirer Philadelphia, PA 4 330,485 Apr-16 Paul Huntsman Salt Lake City Tribune Salt Lake City, UT 34 Dec-15 New Media Investment Group Erie Times-News (Times Publishing Company) Erie, PA 150 Dec-15 Sheldon Adelson Las Vegas Review Journal Las Vegas, NV 40 Oct-15 Gannett Journal Media Group Milwaukee, WI and Memphis, TN 35, 50 Sep-15 New Media Investment Group Monroe Publishing Company La Crosse-Eau Claire, WI 128 Aug-15 Daily Journal Corporation San Diego Daily Transcript San Diego, CA 28 Jun-15 New Media Investment Group The Columbus Dispatch Columbus, OH 31 Jun-15 Gannett Texas-New Mexico Newspapers Partnership (59.4% Stake) El Paso, TX 92 May-15 Tribune Publishing MLIM (San Diego Union Tribune) San Diego, CA 28 Feb-15 New Media Investment Group Stephens Media Las Vegas, NV 40 Nov-14 New Media Investment Group Halifax Media Group Daytona Beach, FL & Birmingham, AL & Gainsville, FL 19, 45, 162 Jul-14 New Media Investment Group The Providence Journal Providence, RI 52 Jul-14 Adams Publishing Group Huckle Media Minneapolis-St. Paul, MN 15 Jun-14 Glen Taylor Star Tribune Media Company Minneapolis-St. Paul, MN 15 May-14 Tribune Publishing Landmark Media Enterprises Baltimore, MD 26 Apr-14 Investor Group Oxford Eagle Memphis, TN 50 Apr-14 Alaska Dispatch Publishing Anchorage Daily News Anchorage, AK 148 Apr-16 Gannett Tribune Publishing Los Angeles, CA & Chicago, IL & Baltimore, MD & Ft. Lauderdale, FL 2, 3, 26, 16 1,710,000

OTHER GANNETT ARGUMENTS: PREMIUM The premium was based on an depressed trading value for Tribune Tribune Publishing was impacted by the elimination of the dividend, disclosure of a material accounting weakness (each of which forced certain funds to exit their entire positions) Gannett's view of the undisturbed Tribune Publishing price ($7.52 per share) implies a 3.7x multiple of 2016E EBITDA, well below any of the comparables This trading level explains why Gannett was so eager to launch a hostile public campaign ahead of Q1 earnings; it does not mean that the premium justifies engagement in and of itself GANNETT ARGUMENT A large premium (63%) to the undisturbed closing price of $7.52 on 22-Apr-2016

SHAREHOLDER RIGHTS PLAN Rights Plan received unanimous Board approval on 08-May-2016 The Tribune Board and management became aware that Gannett was continuing to accumulate Tribune stock and was approaching Tribune employees about the impact of a combination The second largest shareholder, Oaktree Capital (14.8% ownership), filed a 13D after not returning phone calls for two weeks Oaktree appears to be focused on liquidity post the restructuring and spin-off (filed but did not execute an offering in November 2015) Board felt it needed to take proactive steps to force Gannett to work through the Tribune Publishing Board and avoid creeping control (without an appropriate premium) Terms of the Rights Plan include 1 year duration, 20% trigger threshold Before the 20% threshold is breached, a buyer will need to address Delaware 203 and HSR Rights Plan terms are consistent with those generally accepted by shareholder advisory firms (e.g., 12 month duration, 20% trigger)

Tribune Publishing's Highly Qualified Board 4

DEPTH AND BREATH OF DIRECTORS 3 4 7 5 8 6 7 6 Leadership experience required to bring unique perspectives and challenge the status quo Critical experience needed to make decisions and create shareholder value Important experience in light of global expansion and high growth technology initiatives Industry expertise required to effectively assess Tribune Publishing’s strategy and management plan Tribune Publishing’s CONTINUING Directors collectively represent a deep, diverse mix of skills and experiences that are well-suited to the company’s current situation and future strategy Source: Tribune filings, Tribune website 0 2 4 6 8 10 Technology Expertise Media Expertise High Growth / Transformation Expertise Global Business Experience Finance Experience M&A Experience Other Public Company Board Experience Public Company CEO / Leadership Experience

NEW INDEPENDENT DIRECTORS ARE Highly Qualified Carol Crenshaw Director Joined April 2016 CFO and VP, Finance for The Chicago Community Trust Previously an auditor with KPMG Donald Tang Director Joined April 2016 Founder and Managing Partner of Tang Media Partners Previously Vice Chairman of Bear Stearns & Co. Richard Reck Director Joined April 2016 Founder and President of Business Strategy Advisors LLC Current Director of Interactive Intelligence, SilkRoad Technology and Ultra Corporation

TRIBUNE BOARD OVERVIEW GIVEN THE QUALITY / STRENGTH OF THE INDEPENDENT DIRECTORS, IT IS NOT CLEAR WHY GANNETT FEELS DISPROPORTIONATE CONTROL WAS CONVEYED NAME AGE YEAR JOINED Independent?1 BACKGROUND MICHAEL FERRO, JR. 49 2016 Chairman of Tribune; CEO of Merrick Media; Chairman of Merge Healthcare; Founder of Click Commerce; Chairman of Wrapports (owner of the Sun-Times since 2011) JUSTIN DEARBORN 46 2016 CEO of Tribune; CEO of Merge Healthcare; Click Commerce CAROL CRENSHAW 59 2016 CFO of Chicago Community Trust; KPMG DAVID DIBBLE 56 2014 CTO of Cablevision; Yahoo; First Data; J.P. Morgan PHILIP FRANKLIN 64 2014 Former CFO of Littelfuse; CFO of OmniQuip; CFO of Monarch Marking Systems EDDY HARTENSTEIN 65 2014 Former Non-Executive Chairman of Tribune; CEO of LA Times; CEO of Tribune Media; President of Hughes; CEO of DirecTV RICHARD RECK 66 2016 Business strategy consultant; KPMG; Board of Merge Healthcare DONALD TANG 52 2016 Founder of Tang Media (focus on China / U.S. media transactions); Former Vice Chairman of Bear Stearns (focused on Asia) RENETTA MCCANN 59 2014 CTO of Leo Burnett; CEO of Starcom MediaVest Group Worldwide; CTO of VivaKi ELLEN TAUS 57 2014 CFO of The Rockefeller Foundation; CFO of Oxford University Press USA Continuing Directors 1 Independent status reflects a Board assessment based on NYSE independence rules.

Conclusion 5

KEY TAKEAWAYS Tribune is not opposed to a sale – the Board is always open to evaluate any credible proposal that it reasonably believes, in good faith, to be in the best interests of the Company and its shareholders However, the Company is opposed to a steal – Gannett’s proposal is an opportunistic attempt to take advantage of a depressed Tribune stock price and a Company in the midst of a strategic transformation Gannett’s hostile approach and withhold campaign highlight Gannett’s limited standalone strategic options and its desperate attempt to pressure the Tribune Publishing Board into a deal Tribune’s Board remains committed to maximizing value for its shareholders, and is confident in the Company’s ability to generate shareholder value in excess of Gannett’s opportunistic proposal through its focused execution of its standalone plan

Appendix

SETTING THE RECORD STRAIGHT Important Facts Regarding Gannett’s Unsolicited Proposal MYTH $12.25 must be reasonable in May since Merrick invested at $8.50 in February FACT: A minority investment does not compare to an all cash takeover proposal Merrick Media invested $44.4MM in new growth capital AND brought a plan to transform Tribune for the benefit of ALL investors; shares Merrick purchased are subject to a three-year lock-up With new leadership in place, the Company is fundamentally different and the plan is projected to produce results – recently announced full-year 2016 Adjusted EBITDA guidance of $166MM – $172MM MYTH A combination would yield tremendous benefits FACT: Tribune is well-positioned to drive shareholder value in excess of Gannett’s proposal through the execution of its standalone plan In the near-term, the new management team is focused on improving profitability; cost improvements are already underway which are expected to more than offset revenue pressure in the traditional publishing business More broadly, the strategy is centered on driving increased monetization of award-winning brands, capitalizing on the global growth potential of the LA Times and accelerating the Company’s digital strategy Gannett's proposal cashes the Tribune shareholders out at a low value; they do not share in the benefits of a combination MYTH Gannett’s proposal is “highly compelling” FACT: Gannett’s proposal is opportunistic and understates Tribune’s true value Actual multiple implied by Gannett’s proposal is 4.6x 2016E EBITDA1; Gannett’s claim of 5.6x EBITDA overstates the value of its proposal 4.6x 2016E EBITDA1 is well below relevant trading multiples (6.4x) and acquisition multiples for Financial Times (35.2x) and Washington Post (11.4x) The premium in Gannett's offer was inflated by a depressed Tribune stock price; management believes Tribune's stock was impacted by the elimination of the dividend and disclosure of a material accounting weakness 1Tribune’s 2016E EBITDA is the midpoint of Tribune management’s guidance for 2016E Adjusted EBITDA of $166MM – $172MM.

SETTING THE RECORD STRAIGHT (cont’d) Important Facts Regarding Gannett’s Unsolicited Proposal MYTH Tribune refused to engage with Gannett FACT: Gannett’s Chair / CEO did not ask for a meeting with Tribune’s Chair and CEO prior to launching hostilities Tribune responded to each of Gannett’s inquiries and proposals as promptly as possible Gannett refused to give Tribune the time it needed to thoroughly review the proposal before launching its hostile campaign MYTH Gannett is trying to “send a message” to Tribune shareholders FACT: Gannett is acting in desperation and has no path to control Tribune’s highly qualified, unopposed Board nominees will earn the plurality of votes necessary to be elected Gannett’s hostile approach and illusory “withhold” campaign reflect its limited standalone strategic options and are a desperate attempt to steal the Company MYTH The Tribune Board and management team are pawns acting in a game of self-interest FACT: Tribune’s Board and management are committed to maximizing shareholder value Under new leadership, the Company has a clear vision, strategy and innovative technologies, as well as the experience necessary to execute that strategy Merrick Media is aligned with other shareholders and the Board with one goal in mind – creating value for ALL shareholders MYTH Tribune is suddenly altering the Board structure ahead of the 2016 Annual Meeting FACT: Tribune announced the addition of three new directors on 05-Apr-2016, prior to Gannett’s unsolicited approach on 12-Apr-2016 Highly qualified new directors are standing for election unopposed

SETTING THE RECORD STRAIGHT (cont’d) Adjusted EBITDA Adjusted EBITDA is not a recognized term under generally accepted accounting principles in the United States (US GAAP). Adjusted EBITDA is defined as net income before equity in earnings of unconsolidated affiliates, income taxes, loss on early debt extinguishment, interest expense, other (expense) income, realized gain (loss) on investments, stock-based compensation expense, reorganization items, restructuring charges, transaction expenses, depreciation and amortization, net income attributable to non-controlling interests, and certain unusual and non-recurring items (including spin-related costs). Use of Non-GAAP Financial Measures This presentation includes references to Adjusted EBITDA. This is not a measure presented in accordance with generally accepted accounting principles in the United States (US GAAP) and Tribune Publishing’s use of the term Adjusted EBITDA may vary from that of others in the Company’s industry. Adjusted EBITDA should not be considered as an alternative to net income (loss), income from operations, revenues or any other performance measures derived in accordance with US GAAP as measures of operating performance or liquidity. Further information regarding Tribune Publishing’s presentation of these measures is included in the Company’s Current Report on Form 8-K filed with the SEC on May 4, 2016.